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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File No. 33-53589, File No. 33-57575, File No. 33-46901, File No. 33-41363, File No. 333-41904 and File No. 333-37308) of
International Rectifier Corporation of our report dated July 20, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP


Los Angeles, California
September 27, 2000